UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________
FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2019

_____________________________
BRISTOL-MYERS SQUIBB COMPANY
(Exact name of registrant as specified in its charter)
_____________________________

Delaware (State or Other Jurisdiction of Incorporation)	1-1136 (Commission File Number) 430 East 29th Street, 14th Floor New York, NY, 10016 (Address of Principal Executive Office)	22-0790350 (IRS Employer Identification Number)

Registrant’s telephone number, including area code: (212) 546-4000
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025		New York Stock Exchange
1.750% Notes due 2035		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 25, 2019, Bristol-Myers Squibb Company (the “Company”) issued a press release (the “Earnings Press Release”) announcing its financial results for the second quarter of 2019. A copy of the Earnings Press Release is furnished pursuant to this Item 2.02 as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein in its entirety. Also furnished pursuant to this Item 2.02 as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein in its entirety is certain supplemental information posted on the Company’s website at www.bms.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release of Bristol-Myers Squibb Company dated July 25, 2019.
99.2	Certain supplemental information posted on Bristol-Myers Squibb Company’s website at www.bms.com not included in the press release.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Bristol-Myers Squibb Company dated July 25, 2019.
99.2	Certain supplemental information posted on Bristol-Myers Squibb Company’s website at www.bms.com not included in the press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: July 25, 2019	By:	/s/ Katherine R. Kelly
	Name:	Katherine R. Kelly
	Title:	Corporate Secretary